SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I.              Evergreen Limited Duration Fund and Evergreen Ultra Short Opportunities Fund

                The Board of Trustees of the Evergreen Funds, at a meeting held on June 14, 2007, approved a proposal to merge Evergreen Limited Duration Fund (“Limited Duration Fund”) into Evergreen Ultra Short Opportunities Fund (“Ultra Short Opportunities Fund”) and to submit that proposal for the approval of Limited Duration Fund's shareholders.  If the shareholders of Limited Duration Fund approve the proposal, Ultra Short Opportunities Fund will acquire all of the assets and assume all of the liabilities of Limited Duration Fund and shareholders of Limited Duration Fund will receive shares of Ultra Short Opportunities Fund in exchange for their Limited Duration Fund shares.  If approved, the reorganization is proposed to take place in October 2007.

June 14, 2007                                                                                                                                                           579914 (6/07)